[GRAPHIC]











The Chile Fund, Inc.
--------------------
SEMI-ANNUAL REPORT
JUNE 30, 1998

 CONTENTS

Letter to Shareholders........................................................................          1

Portfolio Summary.............................................................................          6

Schedule of Investments.......................................................................          7

Statement of Assets and Liabilities...........................................................          9

Statement of Operations.......................................................................         10

Statement of Changes in Net Assets............................................................         11

Financial Highlights..........................................................................         12

Notes to Financial Statements.................................................................         13

Results of Annual Meeting of Shareholders.....................................................         17

Description of Dividend Reinvestment and Cash Purchase Plan...................................         18

PICTURED ON THE COVER IS AN OVERVIEW OF THE CITY OF SANTIAGO LOCATED IN CHILE.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
                                                                  August 3, 1998

DEAR SHAREHOLDER:

I am writing to report on the activities of The Chile Fund, Inc. (the "Fund") for the six months ended June 30, 1998.

At June 30, 1998, the Fund's net assets were $240.1 million. The Fund's net asset value ("NAV") was $16.91 per share, as compared to $21.61 at December 31, 1997.

PERFORMANCE

For the period January 1, 1998 through June 30, 1998, the Fund's total return, based on NAV, fell 21.8%. By comparison, Morgan Stanley Capital International's Chile Index (the "Index") declined 21.2%.

The Fund's performance, essentially in line with that of the Index benchmark, was attributable to several factors. On the positive side, returns were especially strong in the beverage sector. This was due both to effective stock selection (notably the bottlers Embotelladora Andina S.A. and Embotelladora Arica) and my decision to weight the sector in the portfolio at a level nearly twice as high as in the benchmark. Another significant positive contribution came from the weak telecommunications sector, which I underweighted. Performance was most negatively affected by exposure to merchandising companies (E.G., Distribucion y Servicio D&S S.A., Sociedad Anonima Comercial e Industrial Falabella), which are not included in the benchmark and did poorly as well.

INVESTMENT PERSPECTIVE

The decline in Chilean equity prices thus far in 1998 is attributable to several factors.

ASIA. First and foremost is the economic malaise afflicting Japan and Emerging Asia and, by extension, Chile and other countries that are dependent on trade with the region. Chile suffers both from falling demand for its exports, about 30% of which go to Asia, and increasing competition from Asian suppliers. Prices of many major commodities have plummeted, including those of Chile's major exports (I.E., copper, pulp). Since copper alone accounts for about 40% of Chilean exports and is the primary source of revenues to finance the national budget, any decline in copper prices has a direct and painful impact on the national economy.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

                          COPPER PRICES HAVE PLUMMETED
          (High-grade copper futures contract, $, July 1997-June 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

7/1/97       $112.15
7/2/97       $113.60
7/3/97       $113.45
7/7/97       $111.55
7/8/97       $107.40
7/9/97       $105.05
7/10/97      $106.90
7/11/97      $108.05
7/14/97      $110.20
7/15/97      $108.10
7/16/97      $107.00
7/17/97      $108.90
7/18/97      $109.80
7/21/97      $110.90
7/22/97      $109.90
7/23/97      $107.90
7/24/97      $109.90
7/25/97      $114.00
7/28/97      $112.80
7/29/97      $116.50
7/30/97      $105.90
7/31/97      $108.90
8/1/97       $107.25
8/4/97       $106.20
8/5/97       $107.20
8/6/97       $106.20
8/7/97       $108.10
8/8/97       $106.10
8/11/97      $105.20
8/12/97      $104.85
8/13/97      $105.15
8/14/97      $103.80
8/15/97      $100.00
8/18/97       $96.70
8/19/97       $97.85
8/20/97       $98.15
8/21/97       $99.10
8/22/97       $99.95
8/25/97       $99.60
8/26/97       $99.80
8/27/97       $99.90
8/28/97       $96.55
8/29/97       $99.10
9/2/97        $95.55
9/3/97        $97.15
9/4/97        $96.95
9/5/97        $97.75
9/8/97        $96.15
9/9/97        $96.10
9/10/97       $96.40
9/11/97       $93.70
9/12/97       $94.00
9/15/97       $94.30
9/16/97       $93.40
9/17/97       $93.55
9/18/97       $94.95
9/19/97       $94.90
9/22/97       $93.85
9/23/97       $93.80
9/24/97       $94.35
9/25/97       $93.60
9/26/97       $93.70
9/29/97       $99.45
9/30/97       $97.00
10/1/97       $96.60
10/2/97       $93.75
10/3/97       $93.85
10/6/97       $94.30
10/7/97       $94.85
10/8/97       $94.25
10/9/97       $95.05
10/10/97      $94.25
10/13/97      $94.15
10/14/97      $95.85
10/15/97      $97.05
10/16/97      $95.40
10/17/97      $95.75
10/20/97      $96.95
10/21/97      $94.90
10/22/97      $95.35
10/23/97      $93.90
10/24/97      $91.10
10/27/97      $90.45
10/28/97      $90.50
10/29/97      $91.05
10/30/97      $90.95
10/31/97      $90.75
11/3/97       $90.45
11/4/97       $90.30
11/5/97       $90.45
11/6/97       $89.10
11/7/97       $89.20
11/10/97      $90.65
11/11/97      $89.40
11/12/97      $88.55
11/13/97      $88.60
11/14/97      $89.00
11/17/97      $89.15
11/18/97      $85.95
11/19/97      $85.90
11/20/97      $84.90
11/21/97      $84.00
11/24/97      $83.70
11/25/97      $83.90
11/26/97      $84.05
12/1/97       $81.45
12/2/97       $81.50
12/3/97       $80.30
12/4/97       $80.90
12/5/97       $79.60
12/8/97       $80.85
12/9/97       $80.60
12/10/97      $80.50
12/11/97      $80.05
12/12/97      $80.30
12/15/97      $79.00
12/16/97      $77.85
12/17/97      $79.10
12/18/97      $79.75
12/19/97      $79.50
12/22/97      $79.40
12/23/97      $78.40
12/24/97      $77.55
12/26/97      $77.30
12/29/97      $76.60
12/30/97      $77.05
12/31/97      $76.90
1/2/98        $76.20
1/5/98        $75.35
1/6/98        $75.40
1/7/98        $75.00
1/8/98        $74.60
1/9/98        $74.15
1/12/98       $74.00
1/13/98       $76.10
1/14/98       $76.50
1/15/98       $77.20
1/16/98       $76.30
1/20/98       $76.10
1/21/98       $76.50
1/22/98       $78.00
1/23/98       $78.40
1/26/98       $78.80
1/27/98       $80.40
1/28/98       $79.85
1/29/98       $80.70
1/30/98       $79.30
2/2/98        $78.85
2/3/98        $76.75
2/4/98        $77.35
2/5/98        $76.90
2/6/98        $76.55
2/9/98        $75.35
2/10/98       $76.95
2/11/98       $77.15
2/12/98       $76.95
2/13/98       $75.95
2/17/98       $75.35
2/18/98       $74.45
2/19/98       $75.15
2/20/98       $74.15
2/23/98       $72.75
2/24/98       $72.55
2/25/98       $74.90
2/26/98       $76.00
2/27/98       $75.80
3/2/98        $78.60
3/3/98        $77.40
3/4/98        $77.60
3/5/98        $79.50
3/6/98        $79.35
3/9/98        $79.25
3/10/98       $79.80
3/11/98       $79.90
3/12/98       $82.60
3/13/98       $82.10
3/16/98       $82.25
3/17/98       $81.70
3/18/98       $79.95
3/19/98       $79.35
3/20/98       $79.25
3/23/98       $80.95
3/24/98       $79.35
3/25/98       $78.25
3/26/98       $78.75
3/27/98       $78.85
3/30/98       $79.60
3/31/98       $79.85
4/1/98        $76.70
4/2/98        $77.20
4/3/98        $76.35
4/6/98        $76.70
4/7/98        $77.70
4/8/98        $78.25
4/9/98        $81.05
4/13/98       $82.15
4/14/98       $81.80
4/15/98       $85.65
4/16/98       $83.35
4/17/98       $83.85
4/20/98       $83.20
4/21/98       $84.15
4/22/98       $84.85
4/23/98       $84.60
4/24/98       $83.55
4/27/98       $84.85
4/28/98       $84.95
4/29/98       $83.45
4/30/98       $82.60
5/1/98        $84.60
5/4/98        $84.60
5/5/98        $83.70
5/6/98        $81.35
5/7/98        $78.80
5/8/98        $78.75
5/11/98       $77.40
5/12/98       $78.50
5/13/98       $77.95
5/14/98       $78.40
5/15/98       $77.80
5/18/98       $73.20
5/19/98       $75.05
5/20/98       $75.30
5/21/98       $75.85
5/22/98       $75.70
5/26/98       $74.35
5/27/98       $75.75
5/28/98       $76.85
5/29/98       $77.50
6/1/98        $75.95
6/2/98        $74.75
6/3/98        $76.60
6/4/98        $75.50
6/5/98        $75.85
6/8/98        $76.50
6/9/98        $76.35
6/10/98       $78.05
6/11/98       $76.35
6/12/98       $75.40
6/15/98       $73.30
6/16/98       $73.55
6/17/98       $74.90
6/18/98       $74.10
6/19/98       $75.65
6/22/98       $75.70
6/23/98       $75.10
6/24/98       $74.60
6/25/98       $74.40
6/26/98       $73.85
6/29/98       $73.10
6/30/98       $73.35

           SOURCE: BLOOMBERG

As a result of these and other factors, Chile's current account deficit is dangerously high. The deficit is currently running at an annualized rate of over 6% of gross domestic product for the second consecutive year. Investors have responded by heavily selling the peso vs. the dollar, thereby infecting Chile's currency with the "Asian Flu" of currency devaluation.

DOMESTIC PENSION FUNDS. Closer to home, Chilean pension funds (known as Administratoras de Fondos de Pensiones, or AFPs) control a substantial and extremely influential pool of investment capital in Chile. AFPs' stock purchases are favoring foreign equities, and they have been net sellers of Chilean shares throughout 1998 thus far. I continue to believe that the AFPs will need to come back into the Chilean market in a meaningful way before its full recovery can occur.

NEW-ISSUE PIPELINE. Actual announcements and anecdotal evidence suggest that the pipeline of new equity issues stands at roughly $1 billion and includes major Chilean companies such as Compania de Telecomunicaciones de Chile S.A. ("CTC"), Empresa Nacional de Electricidad S.A. ("Endesa") and Enersis S.A. ("Enersis"). It is reasonable to expect the market to decline when forced to absorb so much additional liquidity, particularly when the issuers are blue-chip, large-capitalization names.

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

PORTFOLIO STRUCTURE

TOP 10 HOLDINGS, BY ISSUER*

                                     PERCENT OF
   HOLDING               SECTOR      NET ASSETS
 1. CTC                 Telecom.        12.6
 2. Chilectra        Electric Dist.      9.4
 3. Endesa           Electric Gen.       8.5
 4. CPC                 Forestry         6.0
 5. Enersis          Electric Gen.       5.4
 6. CCU               Food & Bev.        4.9
 7. Andina            Food & Bev.        3.8
 8. Emel             Electric Dist.      3.6
 9. D&S               Food & Bev.        3.3
10. Cartones            Forestry         3.1
*Company names and sectors are abbreviations of
 those found in the chart on page 6.

                                Sector Breakdown
                          (as a percent of net assets)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Banking                               3.48%
Electric Dist.                       15.00%
Electric Gen.                        13.91%
Food/Bev                             19.08%
Forestry                              9.34%
Pharmaceuticals                       2.62%
Telecom.                             12.64%
Chilean Mutual Funds
(short-term)                          2.67%
Other*                               21.26%

*Includes sectors representing less than 2.5% of total net assets: Airlines, Basic Metals, Consumer Durables, Consumer Goods, Engineering & Construction, Fertilizer, Financial Services, Fishery, Health Care, Infrastructure, Insurance, Mining, Real Estate Investment & Management, Retail, Shipping, Steel, Textiles and liabilities in excess of cash and other assets.

Given the difficult investment environment, I am maintaining a fairly conservative approach and structuring the portfolio to closely resemble the Index benchmark. More specifically, I have reduced the Fund's exposure to the banking and retailing sectors, as they are especially sensitive to the state of the economy. Valuations of banking stocks have already fallen significantly in the last few months and may go even lower.

                      CHILEAN BANK VALUATIONS HAVE FALLEN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    PRICE/BV          PRICE EARNINGS
                    MULTIPLE             MULTIPLE
As of 12/31/97               2.2                    14.7
As of 6/29/98                1.8                    12.3

           SOURCE: J.P. MORGAN

Instead, I am favoring sectors whose prospects are more stable and less dependent on the economy, as well as those that can provide a hedge against weakness in the peso. Such companies are most often found in industries like telecommunications and electricity, which are heavily regulated and less cyclical.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

I would now like to more specifically discuss several stocks that are representative of my current strategy.

ENERSIS is Latin America's premier electricity holding company. Its 74%-owned operating subsidiary, CHILECTRA S.A. ("CHILECTRA"), is the electricity distributor in the metropolitan Santiago area, which is Chile's most heavily populated service territory. Through their separate ownership stakes in distributors elsewhere in Latin America (I.E., Argentina, Brazil, Colombia and
Peru), both companies obtain access to growing markets as well as opportunities for significant profits via gains in efficiency.

I'm attracted to Enersis and Chilectra for several reasons. First is the fact that Chilean electricity tariffs (I.E., rates) are fixed for the next four years, meaning that Enersis's and Chilectra's revenues and earnings streams are much more predictable than those of many other Chilean companies. Tariffs are indexed both to inflation and the U.S. dollar, moreover, thereby providing Enersis and Chilectra with important protection against economic and currency volatility.

Operating conditions are similarly favorable in Argentina, Brazil, Colombia and Peru, which also offer considerable scope for cost reduction. Management at both companies is top-notch and highly experienced in the electricity business across Latin America. Finally, the controversy surrounding Enersis's strategic alliance with Spain's Endesa, which served to maintain downward pressure on Enersis's stock price in the second half of 1997, has largely passed.

SOCIEDAD QUIMICA Y MINERA DE CHILE S.A. ("SOQUIMICH") is the world's largest and lowest-cost producer of specialty fertilizers, industrial nitrates, iodine and other specialty chemicals. This is greatly enhanced by Chile's status as the only commercially exploited source of natural nitrates and the world's largest source of known nitrate and iodine deposits. Demand for Soquimich's core fertilizer and industrial chemical products is robust, particularly in Europe and the U.S.

Although Soquimich's operations are not regulated, the company possesses other key attributes that I look for in structuring the portfolio. It is effectively hedged against the domestic economy, for example, in that about 70% of total revenues comes from exports. It should be noted in this context that only about 8% of revenues is derived from exports to Southeast Asia, giving Soquimich relatively small exposure to the region's problems. In addition, the company is hedged against currency volatility: as virtually all exports are denominated in dollars, its vulnerability to any weakening in the peso is limited.

OUTLOOK

In my view, the key question to consider in determining an outlook for Chilean equities is, "Has the market decline gone too far?"

--------------------------------------------------------------------------------
   4

 LETTER TO SHAREHOLDERS

The answer is, "Quite possibly." With the nation's macroeconomic climate somewhat unencouraging at present, it would not be surprising for share prices to fall further. As I see it, though, prices may already reflect the bulk of negative investor sentiment. The fact that there are some excellent values available within the Fund's investable universe suggests to me that a bottoming of the market may, perhaps, be closer at hand than the consensus seems to think. For this reason, I choose not to engage in any meaningful selling and prefer to hold on to existing positions.

Sincerely yours,

            [SIGNATURE]
Richard W. Watt
President
Chief Investment Officer*

From BEA Associates:

 I. We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Plan (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact that party for details about participating in the Plan. The Fund also offers shareholders a voluntary Cash Purchase Plan. The Plan and the Cash Purchase Plan are described on pages 18 through 19 of this report.

II. Like other financial and business organizations, the Fund and its portfolio could be adversely affected if the computer systems they rely on do not properly process date-related information and data involving the years 2000 and after. We at BEA Associates are taking steps that we believe are reasonable to address this problem in our own computer system and are seeking assurances that comparable steps are being taken by the Fund's other major service providers. BEA Associates is also attempting to evaluate the potential impact of this problem on the issues of investment securities that the portfolio purchases. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund and portfolio.

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined BEA Associates on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Brazilian Equity Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE CHILE FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AS A PERCENT OF NET ASSETS

                                      June 30, 1998    December 31, 1997
Banking                                       3.48%                1.38%
Consumer Durables                             1.75%                2.19%
Electric Distribution                        15.00%               14.96%
Electric Generation                          13.91%               15.98%
Engineering & Construction                    1.53%                2.00%
Fertilizer                                    2.40%                2.66%
Financial Services                            2.38%                1.64%
Food & Beverages                             19.08%               19.00%
Forestry                                      9.34%                9.58%
Mining                                        2.33%                2.39%
Pharmaceuticals                               2.62%                3.09%
Real Estate Investment & Management           1.92%                1.79%
Retail                                        2.48%                3.38%
Telecommunications                           12.64%               15.05%
Other                                         8.68%                8.53%
Cash & Cash Equivalents                       0.46%               -3.62%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                     Percent of Net
           Holding                                                    Sector             Assets
---------------------------------------------------------------------------------------------------
       1.  Compania de Telecomunicaciones de Chile S.A.         Telecommunications         12.6
---------------------------------------------------------------------------------------------------
       2.  Chilectra S.A.                                            Electric
                                                                   Distribution             9.4
---------------------------------------------------------------------------------------------------
       3.  Empresa Nacional de Electricidad S.A.                Electric Generation         8.5
---------------------------------------------------------------------------------------------------
       4.  Compania de Petroleos de Chile S.A.                       Forestry               6.0
---------------------------------------------------------------------------------------------------
       5.  Enersis S.A.                                         Electric Generation         5.4
---------------------------------------------------------------------------------------------------
       6.  Compania Cervecerias Unidas S.A.                      Food & Beverages           4.9
---------------------------------------------------------------------------------------------------
       7.  Embotelladora Andina S.A.                             Food & Beverages           3.8
---------------------------------------------------------------------------------------------------
       8.  Empresas Emel S.A.                                        Electric
                                                                   Distribution             3.6
---------------------------------------------------------------------------------------------------
       9.  Distribucion y Servicio D&S S.A.                      Food & Beverages           3.3
---------------------------------------------------------------------------------------------------
      10.  Compania Manufacturera de Papeles y Cartones S.A.         Forestry               3.1
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-99.54%
 AIRLINES-1.02%
Linea Aerea Nacional de Chile S.A.......      1,466,744  $ 2,444,573
                                                         -----------
 BANKING-3.48%
Banco de A. Edwards, Series A+..........     46,331,684    3,910,473
Banco de Credito e Inversiones..........        833,132    4,448,711
                                                         -----------
                                                           8,359,184
                                                         -----------
 BASIC METALS-0.69%
Ceramicas Cordillera S.A................        316,132    1,648,210
                                                         -----------
 CONSUMER DURABLES-1.75%
Empresas Almacenes Paris................      5,957,093    4,200,514
                                                         -----------
 CONSUMER GOODS-1.44%
Compania Tecno Industrial S.A...........    202,062,821    3,454,065
                                                         -----------
 ELECTRIC DISTRIBUTION-15.00%
Chilectra S.A...........................      3,885,531   20,631,505
Chilectra S.A. ADS++....................         88,600    1,899,247
Compania General de Electricidad S.A....      1,625,652    4,810,957
Empresas Emel S.A.......................        536,777    8,659,543
                                                         -----------
                                                          36,001,252
                                                         -----------
 ELECTRIC GENERATION-13.91%
Empresa Nacional de Electricidad S.A....     43,771,231   20,389,163
Enersis S.A.............................     26,857,625   12,998,402
                                                         -----------
                                                          33,387,565
                                                         -----------
 ENGINEERING & CONSTRUCTION-1.53%
Besalco S.A.............................        702,964    1,470,517
Cemento Polpaico S.A....................         47,867      511,400
Maderas y Sinteticos Sociedad Anonima...      6,595,639    1,691,189
                                                         -----------
                                                           3,673,106
                                                         -----------
 FERTILIZER-2.40%
Sociedad Quimica y Minera de Chile S.A.,
 Class A................................      1,446,507    3,863,534

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 FERTILIZER (CONTINUED)
Sociedad Quimica y Minera de Chile S.A.,
 Class B................................        570,322  $ 1,888,887
                                                         -----------
                                                           5,752,421
                                                         -----------
 FINANCIAL SERVICES-2.38%
Invercap S.A............................      7,314,215    5,704,463
                                                         -----------
 FISHERY-0.27%
Pesquera Itata S.A......................      8,007,451      641,623
                                                         -----------
 FOOD & BEVERAGES-19.08%
Compania Cervecerias Unidas S.A.........      2,238,304    9,326,267
Compania Cervecerias Unidas S.A. ADR....        111,550    2,356,494
Distribucion y Servicio D&S S.A.........      8,084,914    7,946,710
Embotelladora Andina S.A., Series A.....      1,681,773    4,779,398
Embotelladora Andina S.A. PNB...........      1,681,773    4,312,238
Embotelladora Arica*....................      4,664,877    5,681,581
Embotelladora Polar S.A.................      6,223,228    4,920,073
Empresas Iansa S.A......................     15,224,759    1,691,640
Supermercados Unimarc S.A...............     11,695,381    1,624,358
Vina Concha y Toro S.A..................      5,750,000    3,176,015
                                                         -----------
                                                          45,814,774
                                                         -----------
 FORESTRY-9.34%
Compania Chilena de Fosforos S.A........        434,739      807,240
Compania de Petroleos de Chile S.A......      5,791,442   14,292,982
Compania Manufacturera de Papeles y
 Cartones S.A...........................      1,072,197    7,331,262
                                                         -----------
                                                          22,431,484
                                                         -----------
 HEALTH CARE-0.95%
Banmedica S.A...........................      8,530,511    2,278,448
                                                         -----------
 INFRASTRUCTURE-1.82%
Infra Structura 2000*+..................     19,568,922    4,371,952
                                                         -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 INSURANCE-0.30%
Compania de Seguros La Prevision Vida
 S.A.+..................................        818,209  $   711,545
                                                         -----------
 MINING-2.33%
Antofagasta Holdings plc................      1,338,500    5,587,234
                                                         -----------
 PHARMACEUTICALS-2.62%
Laboratorio Chile S.A...................      8,661,713    6,292,697
                                                         -----------
 REAL ESTATE INVESTMENT & MANAGEMENT-1.92%
Parque Arauca S.A.......................     10,000,000    4,615,385
                                                         -----------
 RETAIL-2.48%
Sociedad Anonima Comercial e Industrial
 Falabella..............................      8,015,087    5,959,937
                                                         -----------
 SHIPPING-0.32%
Puerto Ventanas S.A.....................      1,111,992      760,336
                                                         -----------
 STEEL-1.78%
Compania de Aceros del Pacifico S.A.....      2,414,293    4,281,759
                                                         -----------
 TELECOMMUNICATIONS-12.64%
Compania de Telecomunicaciones de Chile
 S.A., Class A..........................      6,062,937   30,314,686
Compania de Telecomunicaciones de Chile
 S.A., Class A, Rights (expiring
 7/05/98)+..............................        238,659       33,147
                                                         -----------
                                                          30,347,833
                                                         -----------
 TEXTILES-0.09%
Zalaquett S.A.*.........................      1,496,767      230,272
                                                         -----------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost
 $151,469,276).........................................  238,950,632
                                                         -----------
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------

 SHORT-TERM INVESTMENTS-2.67%
 CHILEAN MUTUAL FUNDS-2.67%
Bice Manager Investment Fund............        390,014  $   986,514
Bice Valores Investment Fund............          1,730       14,957
Fondo Mutuo Banco de A. Edwards.........         27,065      713,640
Fondo Mutuo Bancredito Redimiento.......         19,900      808,178
Fondo Mutuo Corp Selecto................         87,593      216,238
Fondo Mutuo Operacional BanChile........         82,649      948,979
Fondo Mutuo Santander Interest..........         25,758       92,622
Fondo Mutuo Santander Money Market......         31,886      138,947
Fondo Mutuo Security Check..............        319,576    1,389,482
Fondo Mutuo Security Premium............        189,067    1,101,644
                                                         -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $6,530,205).........
                                                           6,411,201
                                                         -----------

TOTAL INVESTMENTS-102.21%
 (Cost $157,999,481) (Notes A,D).......................  245,361,833
LIABILITIES IN EXCESS OF CASH AND OTHER
 ASSETS-(2.21)%........................................   (5,307,273)
                                                         -----------
NET ASSETS-100.00%.....................................  $240,054,560
                                                         -----------
                                                         -----------
---------------------------------------------------------
*          Not readily marketable security.
+          Security is non-income producing.
++         SEC Rule 144A security. Such securities are traded
           only among "qualified institutional buyers."
ADR        American Depositary Receipts.
ADS        American Depositary Shares.
PNB        Preferred Shares, Class B.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   8

--------------------------------------------------------------------------------

THE CHILE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost
 $157,999,481)(Note A)..................     $245,361,833
Receivables:
  Dividends.............................           90,234
  Investments sold......................            4,252
Prepaid expenses........................           26,987
                                             ------------
Total Assets............................      245,483,306
                                             ------------

 LIABILITIES
Payables:
  Investment advisory fees (Note B).....          785,775
  Due to custodian......................           85,503
  Administration fees (Note B)..........           44,282
  Investments purchased.................           14,957
  Other accrued expenses................          269,373
  Chilean repatriation taxes (Note A)...        4,228,856
                                             ------------
Total Liabilities.......................        5,428,746
                                             ------------
NET ASSETS (applicable to 14,193,148
 shares of common stock outstanding)
 (Note C)...............................     $240,054,560
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($240,054,560
  DIVIDED BY 14,193,148)................           $16.91
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 14,193,148 shares issued and
 outstanding (100,000,000 shares
 authorized)............................     $     14,193
Paid-in capital.........................      117,782,547
Undistributed net investment income.....        4,144,481
Accumulated net realized gain on
 investments and foreign currency
 related transactions...................       30,746,711
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................       87,366,628
                                             ------------
Net assets applicable to shares
 outstanding............................     $240,054,560
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $  6,325,353
  Interest..............................           77,477
  Less: Foreign taxes withheld..........          (55,430)
                                             ------------
  Total Investment Income...............        6,347,400
                                             ------------
Expenses:
  Investment advisory fees (Note B).....        1,567,336
  Custodian fees........................          273,691
  Administration fees (Note B)..........          125,418
  Accounting fees.......................           72,172
  Printing..............................           55,124
  Audit and legal fees..................           38,695
  Directors' fees.......................           21,370
  Transfer agent fees...................           14,876
  NYSE listing fees.....................           12,151
  Insurance.............................           12,096
  Other.................................            9,990
                                             ------------
  Total Expenses........................        2,202,919
                                             ------------
  Net Investment Income.................        4,144,481
                                             ------------

 NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................        7,245,845
  Foreign currency related
   transactions.........................         (869,186)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......      (76,382,082)
                                             ------------
Net realized and unrealized loss on
 investments and foreign currency
 related transactions...................      (70,005,423)
                                             ------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $(65,860,942)
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             For the Six
                                                Months
                                                Ended          For the Year
                                               June 30,           Ended
                                                 1998          December 31,
                                             (unaudited)           1997
                                             ------------------------------

 DECREASE IN NET ASSETS
Operations:
  Net investment income.................     $ 4,144,481       $ 1,458,936
  Net realized gain on investments and
   foreign currency related
   transactions.........................       6,376,659        70,499,747
  Net change in unrealized appreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currencies...........................     (76,382,082)      (37,891,722)
                                             ------------      ------------
    Net increase/(decrease) in net
     assets resulting from operations...     (65,860,942)       34,066,961
                                             ------------      ------------
Dividends and distributions to
 shareholders:
  Net realized gain on investments and
   foreign currency related
   transactions.........................              --       (47,825,955)
                                             ------------      ------------
Capital share transactions (Note C):
  Proceeds from 126,195 shares and
   30,907 shares, respectively, issued
   in reinvestment of dividends.........       1,971,795           690,893
                                             ------------      ------------
    Total decrease in net assets........     (63,889,147)      (13,068,101)
                                             ------------      ------------

 NET ASSETS
Beginning of period.....................     303,943,707       317,011,808
End of period (including undistributed
 net investment income of $4,144,481 for
 the six months ended June 30, 1998)....     $240,054,560      $303,943,707
                                             ------------      ------------
                                             ------------      ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE CHILE FUND, INC.

FINANCIAL HIGHLIGHTSSECTION
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                          For the
                         Six Months
                           Ended                                      For the Years Ended
                          June 30,                                       December 31,
                            1998        -------------------------------------------------------------------------------
                         (unaudited)       1997           1996           1995        1994+         1993         1992
                         ----------------------------------------------------------------------------------------------
 PER SHARE OPERATING
 PERFORMANCE
Net asset value,
 beginning of period...     $21.61          $22.59         $26.45         $26.26       $20.13       $15.55       $14.84
                         ----------     ----------     ----------     ----------   ----------   ----------   ----------
Net investment
 income................       0.29            0.10           0.47           0.65         0.42         0.35         0.39
Net realized and
 unrealized gains/
 (losses) on
 investments and
 foreign currency
 related
 transactions..........      (4.99)++         2.32          (3.44)          0.41++       6.24         5.96         1.93
                         ----------     ----------     ----------     ----------   ----------   ----------   ----------
Net
 increase/(decrease)in
 net assets resulting
 from operations.......      (4.70)           2.42          (2.97)          1.06         6.66         6.31         2.32
                         ----------     ----------     ----------     ----------   ----------   ----------   ----------
Dividends and
 distributions to
 shareholders:
  Net investment
   income..............         --              --          (0.47)         (0.65)       (0.47)       (0.31)       (0.39)
  Net realized gain on
   investments and
   foreign currency
   related
   transactions........         --           (3.40)         (0.26)         (0.22)       (0.06)       (0.26)       (1.22)
  In excess of net
   investment income...         --              --          (0.16)            --           --           --           --
  In excess of net
   realized gain on
   investments and
   foreign currency
   related
   transactions........         --              --             --             --           --        (0.16)          --
                         ----------     ----------     ----------     ----------   ----------   ----------   ----------
Total dividends and
 distributions to
 shareholders..........         --           (3.40)         (0.89)         (0.87)       (0.53)       (0.73)       (1.61)
                         ----------     ----------     ----------     ----------   ----------   ----------   ----------
Dilution due to capital
 share rights
 offering..............         --              --             --             --           --        (1.00)          --
                         ----------     ----------     ----------     ----------   ----------   ----------   ----------
Net asset value, end of
 period................     $16.91          $21.61         $22.59         $26.45       $26.26       $20.13       $15.55
                         ----------     ----------     ----------     ----------   ----------   ----------   ----------
                         ----------     ----------     ----------     ----------   ----------   ----------   ----------
Market value, end of
 period................    $13.563         $17.813        $20.875        $26.000      $23.063      $22.250      $16.563
                         ----------     ----------     ----------     ----------   ----------   ----------   ----------
                         ----------     ----------     ----------     ----------   ----------   ----------   ----------
Total investment
 return(a).............     (23.86)%          3.56%        (16.43)%        16.66%        6.05%       38.82%       53.80%
                         ----------     ----------     ----------     ----------   ----------   ----------   ----------
                         ----------     ----------     ----------     ----------   ----------   ----------   ----------

 RATIOS/ SUPPLEMENTAL
 DATA
Net assets, end of
 period (000
 omitted)..............   $240,055        $303,944       $317,012       $370,275     $367,047     $281,031     $168,580
Ratio of expenses to
 average net assets....       1.59%(b)        3.34%(c)       1.96%(c)       1.46%        1.39%        1.72%        2.15%(c)
Ratio of net investment
 income to average net
 assets................       2.99%(b)        0.38%          1.79%          2.39%        1.74%        2.47%        2.17%
Portfolio turnover
 rate..................       4.35%          35.59%          4.82%          2.38%        0.86%       11.29%        6.29%

                                                   For the Period
                                                    September 27,
                                                        1989*
                                                       through
                                                    December 31,
                            1991        1990            1989

 PER SHARE OPERATING
 PERFORMANCE
Net asset value,
 beginning of period...       $8.72       $7.40              $6.88**
                         ----------   ---------           --------
Net investment
 income................        0.49        0.78               0.02
Net realized and
 unrealized gains/
 (losses) on
 investments and
 foreign currency
 related
 transactions..........        7.21        1.17               0.67
                         ----------   ---------           --------
Net
 increase/(decrease)in
 net assets resulting
 from operations.......        7.70        1.95               0.69
                         ----------   ---------           --------
Dividends and
 distributions to
 shareholders:
  Net investment
   income..............       (0.49)      (0.63)             (0.03)
  Net realized gain on
   investments and
   foreign currency
   related
   transactions........       (1.09)         --                 --
  In excess of net
   investment income...          --          --              (0.14)
  In excess of net
   realized gain on
   investments and
   foreign currency
   related
   transactions........          --          --                 --
                         ----------   ---------           --------
Total dividends and
 distributions to
 shareholders..........       (1.58)      (0.63)             (0.17)
                         ----------   ---------           --------
Dilution due to capital
 share rights
 offering..............          --          --                 --
                         ----------   ---------           --------
Net asset value, end of
 period................      $14.84       $8.72              $7.40
                         ----------   ---------           --------
                         ----------   ---------           --------
Market value, end of
 period................     $11.938      $7.750             $7.813
                         ----------   ---------           --------
                         ----------   ---------           --------
Total investment
 return(a).............       71.05%       7.07%             14.17%
                         ----------   ---------           --------
                         ----------   ---------           --------
 RATIOS/ SUPPLEMENTAL
 DATA
Net assets, end of
 period (000
 omitted)..............    $160,360     $93,744            $79,494
Ratio of expenses to
 average net assets....        2.13%(c)      2.04%             1.98%(b)
Ratio of net investment
 income to average net
 assets................        3.41%       9.56%              1.44%(b)
Portfolio turnover
 rate..................       19.32%      12.63%              2.38%

---------------------------------------------------------------------------
Section Per share amounts prior to July 17, 1995 have been restated to reflect a two-for-one stock split on July 17, 1995.
*    Commencement of investment operations.
** Initial public offering price of $7.50 per share less underwriting discount of $0.52 per share and offering expenses of $0.10 per share.
+    Based on average shares outstanding.
++ Includes a per share decrease of $0.05 and $0.01 to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan, for the six months ended June 30, 1998 and the fiscal year ended
     December 31, 1995, respectively.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c) Ratios include effect of repatriation taxes. The ratio of expenses to average net assets would have been 1.50% for the year ended December
     31, 1997; 1.48% for the year ended December 31, 1996; 1.71% for the year ended December 31, 1992; and 1.75% for the year ended December
     31, 1991, respectively, excluding repatriation taxes.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES
The Chile Fund, Inc. (the "Fund") was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At June 30, 1998, the Fund held 4.19% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $6,403,366 and fair value of $10,053,533. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

The Fund will be subject to and accrues a 10% Chilean repatriation tax with respect to all known and estimated remittances from Chile. The Fund does not accrue repatriation tax with respect to all unrealized gains on Chilean securities, as the Fund does not intend to realize and remit such unrealized gains in the foreseeable future. If all unrealized gains on Chilean securities had been realized and repatriated at June 30, 1998, the Fund would have to pay a repatriation tax of approximately $7,986,037 or $0.56 per share.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in the value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.
DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

On August 12, 1998, a distribution in the aggregate amount of $25,831,529, equal to $1.82 per share was declared from net realized long-term capital gains. The distribution is payable on September 25, 1998 to shareholders of record as of September 11, 1998.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the

--------------------------------------------------------------------------------
   14

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund, subject to local investment limitations, may invest up to 20% of its assets in non-publicly traded equity securities, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.

The Fund may enter into repurchase agreements on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited.
 NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly net assets, 1.15% of the next $50 million of the Fund's average weekly net assets, and 1.10% of amounts over $100 million. For the six months ended June 30, 1998, BEA earned $1,567,336 for advisory services. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 1998, BEA was reimbursed $9,920 for administrative services rendered to the Fund.

Celfin Servicios Financieros Limitada (formerly Celfin Agente de Valores Limitada) ("Celfin") serves as the Fund's Chilean sub-adviser. In return for its services, Celfin is paid a fee, out of the advisory fee payable to BEA, computed weekly and paid quarterly at an annual rate of 0.15% of the first $50 million of the Fund's average weekly net assets, 0.10% of the next $50 million of the Fund's average weekly net assets and 0.05% of amounts over $100 million. For the six months ended June 30, 1998, these sub-advisory fees amounted to $106,394.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.08% of the first $100 million of the Fund's average weekly net assets, 0.06% of the next $50 million of the Fund's average weekly net assets and 0.04% of amounts in excess of $150 million. For the six months ended June 30, 1998, BSFM earned $80,157 for administrative services.

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid a fee, out of the advisory fee payable to BEA, that is calculated weekly and paid quarterly at an annual rate of 0.05% of the value of the Fund's average weekly net assets and an annual reimbursement of out-of-pocket expenses. In addition, AFICE receives a supplemental administration fee and an accounting fee. Such fees are paid by AFICE to Celfin for certain administrative services. For the six months ended June 30, 1998, the administration fees, supplemental administration fees and accounting fees amounted to $76,890, $35,345 and $4,772, respectively.
 NOTE C. CAPITAL STOCK
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 14,193,148 shares outstanding at June 30, 1998, BEA owned 14,615 shares.
 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 1998 was $158,942,409. Accordingly, the net unrealized appreciation of
investments   (including  investments  denominated  in  foreign  currencies)  of
$86,419,424, was composed of gross appreciation of $106,225,331 for those investments having an excess of value over cost and gross depreciation of $19,805,907 for those investments having an excess of cost over value.

For the six months ended June 30, 1998, purchases and sales of securities, other than short-term investments, were $12,245,879 and $19,661,600, respectively.
 NOTE E. CREDIT AGREEMENT

The Fund, along with 18 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with BankBoston, N.A. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement for the six months ended June 30, 1998.

--------------------------------------------------------------------------------
   16

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)
On April 24, 1998, the annual meeting of shareholders of The Chile Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                   FOR     WITHHELD   NON-VOTES
------------------------------  ---------  ---------  ---------
Jorge E. Desormeaux             8,806,280    234,851  5,152,017
George W. Landau                8,706,136    334,995  5,152,017
William W. Priest, Jr.          8,688,574    352,557  5,152,017

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, James J. Cattano and Richard W. Watt continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP (formerly Coopers & Lybrand L.L.P.) as independent public accountants for the year ending December 31, 1998.

             FOR          AGAINST        ABSTAIN       NON-VOTES
          ---------      ---------      ---------      ---------
          8,734,737        160,608        145,786      5,152,017

--------------------------------------------------------------------------------

 DESCRIPTION OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to The Chile Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all dividends and distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund, at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at the market price.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be

--------------------------------------------------------------------------------
   18
invested. A participant's tax basis in his shares acquired through his optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends and capital gains distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends and capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase on the Fund's common stock on his own behalf.

The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semiannual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, BankBoston, N.A., Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

--------------------------------------------------------------------------------

 SUMMARY OF GENERAL INFORMATION

The Fund--The Chile Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek total return, consisting of capital appreciation and current income through investments primarily in Chilean equity and debt securities. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of June 30, 1998, BEA managed approximately $35.6 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Chile" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "ChileFd". The Fund's New York Stock Exchange trading symbol is CH. Weekly comparative net asset value (NAV) and market price information about The Chile Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON's, as well as other newspapers, in a table called "Closed-End Funds."

 THE BEA GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                                       BEA ADVISOR FUNDS
SINGLE COUNTRY                                         OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc. (BZL)                  BEA Emerging Markets Equity Fund
The First Israel Fund, Inc. (ISL)                      BEA Global Telecommunications
The Indonesia Fund, Inc. (IF)                          Fund
The Portugal Fund, Inc. (PGF)                          BEA High Yield Fund
                                                       BEA International Equity Fund
MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc.
(ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)

                                                       For shareholder information or a
FIXED INCOME                                           copy of a prospectus for any of
BEA Income Fund, Inc. (FBF)                            the open- end mutual funds,
BEA Strategic Global Income Fund, Inc. (FBI)           please call, 1-800-401-2230.

For closed-end fund information                        Visit our website on the
please call, 1-800-293-1232.                           Internet:
                                                       http://www.beafunds.com

--------------------------------------------------------------------------------

 DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac            Director

James J. Cattano                Director

Jorge E. Desormeaux             Director

George W. Landau                Director

William W. Priest, Jr.          Chairman of the Board of Directors

Richard W. Watt                 President, Chief Investment Officer
                                and Director

Emily Alejos                    Investment Officer

Hal Liebes                      Senior Vice President

Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Rocco A. Del Guercio            Vice President

Wendy S. Setnicka               Treasurer

 INVESTMENT ADVISER

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019-6099

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund, without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of
any securities mentioned in this report.                                  [LOGO]

--------------------------------------------------------------------------------
                                                                     3911-SAR-98